Exhibit 99.1

LETTER OF TRANSMITTAL

CULLEN/FROST CAPITAL TRUST II

OFFER TO EXCHANGE ITS FLOATING RATE CAPITAL SECURITIES, SERIES A,

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,

FOR ANY AND ALL OF ITS OUTSTANDING

FLOATING RATE CAPITAL SECURITIES, SERIES A,

(LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

PURSUANT TO THE PROSPECTUS DATED                 , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

ON                 , 2004, UNLESS EXTENDED

The Exchange Agent is:

THE BANK OF NEW YORK

By Hand or Overnight Delivery:	Facsimile Transmissions:	By Registered or Certified Mail:
The Bank of New York	(Eligible Institutions Only)	The Bank of New York
101 Barclay Street,	(212) 298-1915	101 Barclay Street, Floor 7E
Corporate Trust Services Window,		New York, New York 10286
Ground Level	To Confirm by Telephone	Attention: Reorganization Section,
New York, New York 10286	or for Information Call:	Bernard Arsenec
Attention: Reorganization Section,	(212) 815-5098
Bernard Arsenec

Delivery of this instrument to an address other than as set forth above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that he or she has received the Prospectus, dated                 , 2004 (the “Prospectus”), of Cullen/Frost Capital Trust II (the “Issuer Trust”) and Cullen/Frost Bankers, Inc. (the “Corporation”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer Trust’s offer (the “Exchange Offer”) to exchange its Floating Rate Capital Securities, Series A (the “New Capital Securities”) for a like Liquidation Amount of its outstanding Floating Rate Capital Securities, Series A (the “Old Capital Securities” and, together with the New Capital Securities, the “Capital Securities”). As set forth in the Prospectus, the terms of the New Capital Securities are substantially identical to the terms of the Old Capital Securities, except that the New Capital Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”), and, therefore, will not bear certain legends restricting their transfer and will not contain certain provisions providing for additional Distributions. Capitalized terms used herein but not defined herein have the meanings given to them in the Prospectus.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Capital Securities must complete this Letter of Transmittal in its entirety.

Holders who wish to tender their Old Capital Securities and (i) whose certificate (or certificates) representing such Old Capital Securities is (or are) not immediately available, or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery of their Old Capital Securities by book-entry transfer on or prior to the Expiration Date, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Procedures for Tendering Old Capital Securities—Guaranteed Delivery” in the Prospectus and in Instruction 1 below.

The term “Holder” with respect to the Exchange Offer means any person in whose name Old Capital Securities are registered on the books of the Issuer Trust or any other person who has obtained a properly completed bond power from the registered holder.

The term “Expiration Date” means 5:00 p.m., New York City time, on                 , 2004, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term “Expiration Date” shall mean the latest date and time to which the Exchange Offer is extended.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
Name and Address of Registered Holder (Please Fill in if Blank)	Certificate Numbers*	Old Capital Securities Tendered (Attach Additional List if Necessary)	Liquidation Amount of Old Capital Securities Tendered (If Less Than All)**	Number of Beneficial Holders for Whom Old Capital Securities are Held
$
$
$
	Total Amount Tendered		$

*  Need not be completed by book-entry holders.

**  Old Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.

☐	CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER CAPITAL SECURITIES BY BOOK-ENTRY TRANSFER) (SEE INSTRUCTION I):

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION I):

Name of Registered Holder

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF OLD CAPITAL SECURITIES TENDERED BY BOOK-ENTRY TRANSFER BUT NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Area Code and Telephone Number                                                             Contact Person:

Ladies and Gentlemen:

The undersigned hereby tenders to the Issuer Trust and the Corporation the above-described aggregate Liquidation Amount of the Old Capital Securities in exchange for a like aggregate Liquidation Amount of the New Capital Securities.

Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-at-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Issuer Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Capital Securities to the Issuer Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer Trust, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Issuer Trust, and (iii) receive for the account of the Issuer Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE CORPORATION, THE ISSUER TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name and address of the registered holder of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Capital Securities. The certificate numbers and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Old Capital Securities are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer” or otherwise, or if certificates are delivered for more Old Capital Securities than are tendered, certificates for such unaccepted or non-tendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered or delivered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense, to the tendering holder promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described under “The Exchange Offer—Procedures for Tendering Old Capital Securities” in the Prospectus and

in the instructions herein will, upon the Corporation’s and the Issuer Trust’s acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Corporation and the Issuer Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Issuer Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Capital Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please deliver New Capital Securities to the undersigned at the address shown below the undersigned’s signature.

BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (I) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (II) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, (III) THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES, (IV) THE UNDERSIGNED IS NOT AN “AFFILIATE” OF THE CORPORATION OR THE ISSUER TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT AND (V) THE UNDERSIGNED IS NOT A BROKER-DEALER THAT PURCHASED OLD CAPITAL SECURITIES FROM THE ISSUER TRUST TO RESELL PURSUANT TO RULE144A OR ANY OTHER AVAILABLE EXEMPTION FROM THE SECURITIES ACT. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND WARRANTS, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT).

THE CORPORATION AND THE ISSUER TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED OLD CAPITAL

SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE ISSUER TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE CORPORATION OR THE ISSUER TRUST HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE CORPORATION OR THE ISSUER TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE CORPORATION OR THE ISSUER TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW CAPITAL SECURITIES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE CORPORATION OR THE ISSUER TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution Date to which Distributions have been paid or duly provided for on such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid or duly provided for, will not receive any accumulated Distributions on such Old Capital Securities. In addition, the undersigned waives the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Date or, if no Distributions have been paid or duly provided for, from and after February 13, 2004.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDERS SIGN HERE

(SEE INSTRUCTIONS 2 AND 6)

(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)

(NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder exactly as name appears on certificates for the Old Capital Securities hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer Trust, the Corporation or the Exchange Agent for the Old Capital Securities to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.

(SIGNATURE OF HOLDER)

Date:                                                                                  , 2004

Name

(PLEASE PRINT)

Capacity (full title)

Address

(INCLUDE ZIP CODE)

Area Code and Telephone Number

Tax Identification or Social Security Number

GUARANTEE OF SIGNATURE

(SEE INSTRUCTIONS 2 AND 6)

(AUTHORIZED SIGNATURE)

Date:                                                                                  , 2004

Name of Firm

Capacity (full title)

(PLEASE PRINT)

Address

(INCLUDE ZIP CODE)

Area Code and Telephone Number

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 2, 6 AND 7)

To be completed ONLY if the New Capital Securities or any Old Capital Securities that are not tendered are to be issued in the name of someone other than the registered holder of the Old Capital Securities whose name appears above.

Issue    ☐  New Capital Securities and/or

             ☐  Old Capital Securities not tendered

to:

Name

Address

(INCLUDE ZIP CODE)

Area Code and Telephone Number

Tax Identification or Social Security Number

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2, 6 AND 7)

To be completed ONLY if the New Capital Securities or any Old Capital Securities that are not tendered are to be sent to someone other than the registered holder of the Old Capital Securities whose name appears above, or such registered holder at an address other than that shown above.

Mail     ☐  New Capital Securities

              ☐  Old Capital Securities not tendered

to:

Name

Address

(INCLUDE ZIP CODE)

Area Code and Telephone Number

Tax Identification or Social Security Number

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer—Procedures for Tendering Old Capital Securities” in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a timely confirmation of book-entry transfer of Old Capital Securities into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states the aggregate principal amount of Old Capital Securities that have been tendered by the participant, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal (including the representations contained herein) and that the Issuer Trust and the Corporation may enforce the Letter of Transmittal against such participant.

Old Capital Securities may be tendered in whole or in part in the Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof.

Holders who wish to tender their Old Capital Securities and (i) whose certificate (or certificates) representing such Old Capital Securities is (or are) not immediately available, or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery of their Old Capital Securities by book-entry transfer on or prior to the Expiration Date, may nevertheless tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering Old Capital Securities—Guaranteed Delivery” in the Prospectus. Pursuant to such procedures: (A) such tender must be made by or through an Eligible Institution (as defined below); (B) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Corporation and the Issuer Trust, must be received by the Exchange Agent on or prior to the Expiration Date; and (C) the certificates (or a book-entry confirmation) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), or an Agent’s Message, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer—Procedures for Tendering Old Capital Securities—Guaranteed Delivery” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. INSTEAD OF DELIVERY BY MAIL, HOLDERS MAY WISH TO CONSIDER USING AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

Neither the Corporation nor the Issuer Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(a) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

(b) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 6.

3. Inadequate Space. If the space provided in the box captioned “Description of Old Capital Securities” is inadequate, the Certificate numbers and/or the Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders. Tenders of Old Capital Securities will be accepted only in the Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital Securities evidenced by any certificate submitted are to be tendered, fill in the Liquidation Amount of Old Capital Securities which are to be tendered in the box entitled “Liquidation Amount of Old Capital Securities Tendered (if less than all).” In such case, a new certificate for the remainder of the Old Capital Securities that were evidenced by the old certificate will be sent to the holder of the Old Capital Securities, promptly after the Expiration Date. All Old Capital Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Withdrawal Rights. Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate Liquidation Amount of Old Capital Securities to be withdrawn, and (if certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the certificates for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Capital

Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth under “The Exchange Offer—Procedures for Tendering Old Capital Securities,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Capital Securities.”

All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Corporation and the Issuer Trust, in their sole discretion, which determination shall be final and binding on all parties. The Corporation and the Issuer Trust, any affiliates or assigns of the Corporation and the Issuer Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

6. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Old Capital Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Capital Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Issuer Trust, in their sole discretion, of such persons’ authority to so act.

When this Letter of Transmittal is signed by the registered owner of the Old Capital Securities listed and transmitted hereby, no endorsement of certificates or separate bond powers are required unless New Capital Securities are to be issued in the name of a person other than the registered holder. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the registered owner of the Old Capital Securities listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered owner appears on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation, the Issuer Trust or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Special Issuance and Delivery Instructions. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

8. Lost, Destroyed or Stolen Certificates. If any certificates representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

9. Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to backup withholding at the statutory rate then in effect.

The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold a portion of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent at the statutory rate then in effect.

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. Security Transfer Taxes. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

11. Irregularities. The Corporation and the Issuer Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Corporation and the Issuer Trust reserve the absolute right, in their sole discretion, to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Corporation or the Issuer Trust, be unlawful. The Corporation and the Issuer Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer” or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Corporation’s and the Issuer Trust’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Corporation, the Issuer Trust, any affiliates or assigns of the Corporation, the Issuer Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

12. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee or custodian.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

PAYER’S NAME:    THE BANK OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—Taxpayer Identification Number. Please provide your TIN in the box at right and certify by signing and dating below.	Social Security Number or Employer Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) I have been notified by the IRS that I am no longer subject to backup withholding;

(3)    I am a U.S. person (including a U.S. resident alien); and

(4)    Any information provided on this form is true, correct and complete.

Certification Instructions—You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such Item (2).

SIGNATURE

NAME

(PLEASE PRINT)

ADDRESS

(INCLUDE ZIP CODE)

DATE                            , 2004

Part 3 Awaiting TIN ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF THE AMOUNT OF ALL REPORTABLE PAYMENTS MADE TO YOU IN CONNECTION WITH THE MERGER AT THE STATUTORY RATE THEN IN EFFECT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all payments made to me will be withheld at the statutory rate then in effect until I provide a number.

Signature:                                                                                           Date:                                                                               , 2004